EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Marcia S. Albright

Print Name:	Marcia S. Albright

Title:	Director

Date:	February 15, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Dean Calhoun

Print Name:	Dean Calhoun

Title:	Director

Date:	February 19, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ John S. Carton

Print Name:	John S. Carton

Title:	Director

Date:	February 19, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ H. Kenneth Cole

Print Name:	H. Kenneth Cole

Title:	Director

Date:	March 10, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Robert L. Hance

Print Name:	Robert L. Hance

Title:	Director

Date:	March 16, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Gary Hart Haberl

Print Name:	Gary Hart Haberl

Title:	Director

Date:	February 17, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Nolan E. Hooker

Print Name:	Nolan E. Hooker

Title:	Director

Date:	February 17, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Gregory J. Hull

Print Name:	Gregory J. Hull

Title:	Director

Date:	February 16, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Thomas E. Kolassa

Print Name:	Thomas E. Kolassa

Title:	Director

Date:	February 17, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Donald J. Labrecque

Print Name:	Donald J. Labrecque

Title:	Director

Date:	February 16, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Brian P. McConnell

Print Name:	Brian P. McConnell

Title:	Director

Date:	February 16, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Freeman E. Riddle

Print Name:	Freeman E. Riddle

Title:	Director

Date:	March 6, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint Kurt G. Miller and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ John H. Castle

Print Name:	John H. Castle

Title:	Chairman, Chief Executive Officer and Director

Date:	February 13, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle and Danice L. Chartrand, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Kurt G. Miller

Print Name:	Kurt G. Miller

Title:	President and Director

Date:	February 13, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle and Kurt G. Miller, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Danice L. Chartrand

Print Name:	Danice L. Chartrand

Title:	Senior Vice President and Chief Financial Officer

Date:	February 18, 2009

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle and Kurt G. Miller, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Southern Michigan Bancorp, Inc. for its fiscal year ended December 31, 2008, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Signature:	/s/ Thomas D. Meyer

Print Name:	Thomas D. Meyer

Title:	Director

Date:	March 17, 2009